Filed pursuant to Rule 497(e)

File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated March 12, 2014 to the

Statutory Prospectuses for Institutional Class and Class A, Class C, Class D and Class P Shares of

Allianz Funds Multi-Strategy Trust,

Dated April 1, 2013 (as supplemented thereafter)

Disclosure Relating to AllianzGI Disciplined Equity Fund

and AllianzGI Dynamic Emerging Multi-Asset Fund

Liquidation of the Funds

Effective on or about May 16, 2014 (the “Liquidation Date”), AllianzGI Disciplined Equity Fund and AllianzGI Dynamic Emerging Multi-Asset Fund (the “Funds”) will be liquidated and dissolved. Any shares of the Funds outstanding on the Liquidation Date will be automatically redeemed on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after dividend distributions required to eliminate any Fund-level taxes are made and the expenses and liabilities of the Fund have been paid or otherwise provided for. Allianz Global Investors Distributors LLC, the Funds’ distributor (the “Distributor”) will waive contingent deferred sales charges applicable to redemptions beginning five (5) business days prior to the Liquidation Date, including such Liquidation Date.

At any time prior to the Liquidation Date, shareholders may redeem their shares of the Funds and receive the net asset value thereof, pursuant to the procedures set forth under “How to Buy and Sell Shares” in the Prospectus. Shareholders may also exchange their shares of the Funds for shares of the same class of any other series of the Trust or Allianz Funds that offers that class, as described under “How to Buy and Sell Shares – Exchanging Shares” in the Prospectus. Such exchanges will be taxable transactions for shareholders who hold shares in taxable accounts.

Redemptions on the Liquidation Date will generally be treated like any other redemption of shares and may result in a gain or loss for U.S. federal income tax purposes. However, it is not expected that redemptions of Fund shares will result in such a gain or loss because of the Fund’s policy to maintain its net asset value at a constant rate of $1 per share.

Shareholders should consult their own tax advisors regarding their particular situation and the possible application of state, local or non-U.S. tax laws.

Restrictions on New Purchases and Exchanges for Shares of the Funds

The Board of Trustees of the Trust has imposed the following restrictions on new purchases of, and exchanges for, shares of the Fund:

Effective May 9, 2014, shares of the Funds will no longer be available for purchase by current or new investors in the Funds, other than through the automatic reinvestment of distributions by current shareholders, and shareholders of other series of the Trust and Allianz Funds will no longer be permitted to exchange any of their shares for shares of the Funds, as described in the Prospectus under “How to Buy and Sell Shares – Exchanging Shares.”

The Board of Trustees of the Trust and the Distributor, each reserve the right at any time to modify or eliminate the terms described above, including on a case-by-case basis.

Disclosure Relating to AllianzGI Redwood Fund

Within the Fund Summary relating to the Fund, the subsection entitled “Management of the Fund – Portfolio Managers” is hereby revised to remove all references to Todd G. Hawthorne as a portfolio manager of the Fund to reflect that Raphael L. Edelman is the sole portfolio manager. Within the Fund Summary relating to the Fund and within the section entitled “Principal Investments and Strategies of Each Fund – AllianzGI Redwood Fund,” all references to “portfolio managers” are hereby revised to refer to a single portfolio manager.

The information relating to the Fund contained in the table under “Management of the Funds – Sub-Advisers – AllianzGI U.S.” is hereby revised to remove all references to Todd G. Hawthorne as a portfolio manager of the Fund to reflect that Raphael L. Edelman is the sole portfolio manager.

Please retain this Supplement for future reference.

Filed pursuant to Rule 497(e)

File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated March 12, 2014 to the

Statement of Additional Information

Dated April 1, 2013 (as supplemented thereafter)

The subsection captioned “AllianzGI U.S.” in the section titled “Portfolio Manager Compensation, Other Accounts Managed, Conflicts of Interest and Corporate Culture” under “Management of the Trust” is hereby revised to remove all references to Todd G. Hawthorne as a portfolio manager of AllianzGI Redwood Fund.

Please retain this Supplement for future reference.